UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2018

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma		73107
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 16, 2018, LSB Industries, Inc. (the “Company”) and each of the Company’s subsidiaries signatory thereto entered into the First Amendment to the Third Amended and Restated Loan and Security Agreement (the “Revolver Amendment”), with the lender identified on the signature pages thereto and Wells Fargo Capital Finance, LLC (“Wells Fargo”), as the arranger and administrative agent. The Revolver Amendment amends the Company’s existing Working Capital Revolver to (i) expressly permit the indebtedness under the Senior Secured Notes due 2023 (the “Notes”) and the liens related thereto, which Notes are contemplated to be issued pursuant to the Company’s previously announced Rule 144A bond offering (the “144A Offering”) and (ii) clarify that the springing maturity date (which was previously intended to be triggered in the event that the Company’s existing 8.50% Senior Secured Notes due 2019 were not refinanced or repaid) is no longer applicable, and that the maturity date is January 17, 2022.

A copy of the Revolver Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The above summary of the Revolver Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Revolver Amendment.

Item 7.01	Regulation FD Disclosure.

On April 20, 2018, the Company issued a press release announcing that it priced the 144A Offering. A copy of the press release announcing the pricing of the 144A Offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The announcement of the pricing of the Notes in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered. The securities to be offered will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits attached hereto, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company makes these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995.

All statements, other than statements of historical fact, included in this Current Report on Form 8-K, including the Exhibits hereto, may constitute forward-looking statements. Forward-looking statements include statements about the Company’s expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, (i) the Company’s business plans may change as circumstances warrant and the 144A Offering may not ultimately be completed because of general market conditions or other factors or (ii) any of the risk factors discussed from time to time in each of our documents and reports filed with the Securities and Exchange Commission. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect circumstances or events after the date of this Current Report on Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference into any filing under the Securities Act, regardless of any incorporation by reference language in any such filing, except as shall be expressly set forth by specific reference to this Item 7.01 or Exhibit 99.1 in such filing.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Third Amended and Restated Loan and Security Agreement, dated as of April 16, 2018, by and among Wells Fargo Capital Finance, LLC, as the arranger and administrative agent, the lenders party thereto, LSB Industries, Inc. and its subsidiaries identified on the signature pages thereto as borrowers and the Company’s subsidiaries identified on the signature pages thereto as guarantors.

99.1	Press Release, dated April 20, 2018, announcing the pricing of the 144A Offering.

Exhibit Index

Exhibit Number	Description

10.1	First Amendment to Third Amended and Restated Loan and Security Agreement, dated as of April 16, 2018, by and among Wells Fargo Capital Finance, LLC, as the arranger and administrative agent, the lenders party thereto, LSB Industries, Inc. and its subsidiaries identified on the signature pages thereto as borrowers and the Company’s subsidiaries identified on the signature pages thereto as guarantors.

99.1	Press Release, dated April 20, 2018, announcing the pricing of the 144A Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2018

LSB INDUSTRIES, INC.

By:	/s/ Mark T. Behrman
Name: Mark T. Behrman
Title: Executive Vice President and Chief Financial Officer

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